UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2009

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 3, 2009, Bryn Mawr Bank Corporation (“BMBC”), the parent company of The Bryn Mawr Trust Company (“BMT”), and First Keystone Financial, Inc. (“FKF”), the parent company of First Keystone Bank (“FKB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which FKF will merge with and into BMBC (the “Merger”). Concurrent with the Merger, it is expected that FKB will merge with and into BMT in a two-step merger pursuant to which FKB will merge with and into a newly formed wholly-owned subsidiary of BMT which will then merge with and into BMT (collectively, the “Bank Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of FKF will receive 0.6973 shares (the “Exchange Ratio”) of BMBC stock for each share of common stock they own plus $2.06 per share cash consideration (“Per Share Cash Consideration”), each subject to adjustment as described below. The Merger Agreement also provides that all options to purchase FKF stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) under FKF’s Amended and Restated 1995 Stock Option Plan and Amended and Restated 1998 Stock Option Plan, in each case as amended, shall, subject to certain conditions and regulatory approvals, become fully vested and exercisable and be converted into fully vested and exercisable options to purchase shares of BMBC stock. The number of shares of BMBC stock to be subject to the Continuing Options shall be equal to 0.8204 (“Option Exchange Ratio”) multiplied by the number of shares of FKF stock subject to the Continuing Options, subject to rounding. The exercise price per share of BMBC stock under the Continuing Options will be equal to the exercise price per share of FKF stock under the Continuing Options divided by the Option Exchange Ratio, subject to rounding.

The Exchange Ratio, Option Exchange Ratio and Per Share Cash Consideration are subject to adjustment in the event that “FKF Delinquencies,” as defined in the Merger Agreement, are equal to or greater than $10,500,000 as of the month end prior to the closing. The delinquency thresholds and corresponding Exchange Ratio, Option Exchange Ratio and Per Share Cash Consideration adjustments are set forth on Exhibit C to the Merger Agreement.

The senior management of BMBC will remain the same following the Merger. At the closing of the Merger, BMBC and BMT will each expand the size of its board by one member and appoint Mr. Donald S. Guthrie as a director of each of BMBC and BMT in the class of directors whose terms expire at the 2011 annual meeting of shareholders of BMBC. At the end of his initial term, Mr. Guthrie will be re-nominated for an additional four-year term on each board, subject to the fiduciary duties of the board of directors and any applicable eligibility requirements set forth in BMBC’s and BMT’s articles of incorporation or bylaws. In the event that Mr. Guthrie is unable or unwilling to serve as a director of BMBC and BMT pursuant to the terms of the Merger Agreement, the board of directors of FKF (or the members of the Advisory Board (described below) after consummation of the Merger) shall substitute another member of the board of directors of FKF or FKB (or the Advisory Board if this occurs after the Merger), who shall be reasonably acceptable to BMBC and BMT, to serve as a member of the BMBC and BMT boards of directors in accordance herewith.

Upon the closing, BMT will form an advisory board (the “Advisory Board”), comprised of those members of FKF’s and/or FKB’s Boards of Directors immediately prior to the closing who do not become directors of BMBC and BMT and who agree in writing, at or prior to the closing, to serve on such Advisory Board immediately following the closing and execute a non-solicitation agreement in a form acceptable to BMBC and BMT.

Each of the directors of FKF has entered into a Voting Agreement, substantially in the form of Exhibit A of the Merger Agreement, dated as of November 3, 2009, with BMBC, pursuant to which each such director has agreed, among other things, to vote all shares of common stock of FKF owned by him or her in favor of the approval of the Merger at any shareholder’s meeting to vote upon the Merger.

The Merger Agreement contains (a) customary representations and warranties of FKF and BMBC, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of FKF to conduct its business in the ordinary course until the Merger is completed; (c) covenants of BMBC to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of FKF and BMBC not to take certain actions during such period. FKF has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of FKF, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed with the SEC to register shares of BMBC common stock to be offered to FKF shareholders, absence of a material adverse effect, receipt of tax opinions, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger.

The Merger Agreement also contains certain termination rights for FKF and BMBC, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by July 31, 2010; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; FKF’s shareholders failing to approve the transaction by the required vote; entry by the Board of Directors of FKF into an alternative business combination transaction; or the failure by the Board of Directors of FKF to recommend the Merger to its shareholders. If the Merger is not consummated under certain circumstances, FKF has agreed to pay BMBC a termination fee of $1.675 million.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between FKF and BMBC rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The schedules to the Merger Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission (the “SEC”) upon its request.

BMBC will file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of BMBC Common Shares to FKF shareholders as well as a proxy statement of FKF for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by BMBC with the SEC will contain important information about BMBC, FKF, and the Merger. We urge investors and FKF shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. FKF shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about BMBC – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Robert Ricciardi, Secretary, telephone (610) 526-2059.

FKF, BMBC and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning FKF’s and BMBC’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning FKF’s and BMBC’s directors and executive officers is also set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

FORWARD LOOKING STATEMENTS

This Form 8-K contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding BMBC’s or FKF’s future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC’s or FKF’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this Form 8-K are cautioned that such statements are only predictions, and that BMBC’s and FKF’s actual future results or performance may be materially different.

BMBC’s and FKF’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this Form 8-K, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond BMBC’s and FKF’s control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, need for capital; the impact of economic conditions on the business; changes in banking regulation and the possibility that any banking agency approvals required for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair the ability to implement business plans; the ability to attract and retain key personnel; competition in the marketplace; and other factors as described in BMBC’s and FKF’s securities filings. All forward-looking statements and information made herein are based on current expectations as of the date hereof and speak only as of the date they are made. Neither BMBC nor FKF undertakes to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to BMBC’s and FKF’s respective businesses, you are encouraged to review their filings with the SEC, including the most recent annual report on Form 10-K for each of BMBC and FKF, as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 7.01 by reference.

On November 3, 2009, BMBC issued a press release, attached hereto as Exhibit 99.1, announcing its entry with FKF into the Merger Agreement. Additionally, BMBC posted to their website (www.bmtc.com) a slide presentation, attached hereto as Exhibit 99.2, that BMBC intends to use during the conference call being held on November 4, 2009 regarding the Merger.

Each of Exhibits 99.1 and 99.2 is incorporated in this Item 7.01 by reference. The information contained in such Exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 3, 2009, by and between Bryn Mawr Bank Corporation and First Keystone Financial, Inc.

Exhibit 99.1	Press Release dated November 3, 2009

Exhibit 99.2	Presentation slides dated November 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/S/ FREDERICK C. PETERS II
Frederick C. Peters II President and CEO

Date: November 3, 2009